EXHIBIT 10.1

                               SPECTOR & WONG, LLP
HAROLD Y SPECTOR, CPA      Certified Public Accountants        80 S. LAKE AVE.
CAROL S WONG, CPA                (888) 584-5577                   SUITE 723
                               FAX (626) 584-6447            PASADENA, CA  91101
                            hspectorcpa@earthlink.net







                         CONSENT OF SPECTOR & WONG, LLP
                               INDEPENDENT AUDITOR


We consent to the use of our report dated April 8, 2003, on the consolidated financial statements of Circle Group Holdings, Inc. and subsidiaries (F/k/a Circle Group Internet, Inc), as of December 31, 2002, included herein and to the reference made to us.

We consent to the incorporation by reference in the Registration Statements on Form S-8 (333-90164 and 333-97089) of the aforementioned report and to the use of our name as it appears under the option "Experts".




/s/Spector & Wong, LLP
Pasadena, California
April 10, 2003